PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2022	2023
	RMB	RMB
Office facilities	2,844	2,163
Software	20,610	21,298
Computer equipment	18,797	17,981
Vehicles	285	201
Leasehold improvement	59,302	59,294
Total cost	101,838	100,937
Less: accumulated depreciation	(84,989)	(92,545)
Property and equipment, net	16,849	8,392